Exhibit 10.3

EXECUTION VERSION

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A hereto.

WHEREAS, as of the date hereof, each stockholder listed on Exhibit A hereto (each a “Stockholder” and together the “Stockholders”) (i) is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Shares of the Company set forth opposite such Stockholder’s name on Exhibit A (all such Shares set forth on Exhibit A, together with any Shares of the Company that are hereafter issued to or otherwise acquired or owned by any Stockholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”), (ii) directly or indirectly owns the number of Company Stock Options and Company Restricted Shares set forth opposite such Stockholder’s name on Exhibit A and (iii) Company Stock Options and Company Restricted Shares owned by the Stockholder shall not be considered “Subject Shares” prior to their exercise and subsequent issuance or vesting, as applicable, and Shares of the Company issued upon exercise of the Company Stock Options and vested Company Restricted Shares shall be considered “Subject Shares” upon their issuance or vesting, as applicable.

WHEREAS, Parent, Hotspurs Acquisition Corporation, a Delaware corporation (“Merger Subsidiary”) and the Company intend to enter into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended from time to time (the “Merger Agreement”), which provides, among other things, for the merger of the Company and Merger Subsidiary (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent has required that each Stockholder, and as an inducement and in consideration therefor, each Stockholder (in such Stockholder’s capacity as a holder of the Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I.
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent as to such Stockholder, severally but not jointly, that:

1.1          Organization; Authorization; Binding Agreement. If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder. Such Stockholder has full power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder, and constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether in equity or at law).

1.2          Non-Contravention. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (i) violate any Law applicable to such Stockholder or such Stockholder’s Subject Shares or, if applicable, Company Stock Options or Company Restricted Shares, (ii) except as may be required by applicable securities Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Liens on any of the Subject Shares or, if applicable, Company Stock Options or Company Restricted Shares pursuant to, any contract, agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on such Stockholder or any applicable Law, and (iii) if such Stockholder is an entity, violate any provision of such Stockholder’s organizational documents, except, in the case of each of (i), (ii) and (iii), for matters that, individually or in the aggregate, have not or would not reasonably be expected to materially impair the ability of the Stockholder to perform in a timely manner its obligations under this Agreement or consummate the transactions contemplated by this Agreement.

1.3          Ownership of Subject Shares, Company Stock Options Company Restricted Shares; Total Shares. Such Stockholder is the record (except to the extent held in nominee or other street name form) or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares and has good and marketable title to such Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares free and clear of any Liens, except as (i) provided hereunder, (ii) pursuant to any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Encumbrances”), or (iii) pledged to secure personal credit lines or loans, which pledges will be released not later than the time such Subject Shares are tenedered pursuant to the transactions contemplated by the Merger Agreement. The Subject Shares, Company Stock Options and Company Restricted Shares listed on Exhibit A opposite such Stockholder’s name constitute all of the Equity Securities of the Company beneficially owned by such Stockholder as of the date hereof, and such Stockholder neither holds nor has any beneficial ownership in any other Equity Security in the Company. Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares or, if applicable, Company Stock Options or Company Restricted Shares.

1.4          Voting Power. Other than as provided in this Agreement, such Stockholder has full voting power, with respect to such Stockholder’s Subject Shares and Company Restricted Shares,

and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares, except, in each case, as set forth on Exhibit A. None of such Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

1.5          Reliance. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of such Stockholder’s own choosing. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

1.6          Absence of Litigation. With respect to such Stockholder, as of the date hereof, there are no actions, suits or proceedings (including regulatory or administrative proceedings or any proceedings in arbitration) pending against, or, to the knowledge of such Stockholder, threatened against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares and, if applicable, Company Stock Options and Company Restricted Shares) that would, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder in any material respect.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF PARENT

2.1          Organization; Authorization. Parent is duly organized, validly existing and in good standing under the Laws of the State of Delaware. The consummation of the transactions contemplated hereby are within Parent’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent. Parent has full corporate power and authority to execute, deliver and perform this Agreement.

2.2          Binding Agreement.  This Agreement has been duly authorized, executed and delivered by Parent and (assuming due authorization, execution and delivery hereof by the other party hereto) constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms except as enforcement may be limited by applicable bankruptcy, insolvency or other Laws affecting creditors’ rights generally or by legal principles of general applicability governing the availability of equitable remedies or remedies at law.

2.3          Non-Contravention. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby will not, (i) violate any Laws applicable to Parent or any of their respective properties is or may be bound or (ii) violate any provision of Parent’s organizational documents, except, in the case of each of (i) and (ii), for matters that, individually or in the aggregate, would not materially impair the ability of the Parent, taken as a whole, to perform in a timely manner their obligations under this Agreement or consummate the transactions contemplated by this Agreement.

ARTICLE III.

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees, severally but not jointly, that until the termination of this Agreement:

3.1          Voting of Subject Shares.  At the Stockholders Meeting and any other meeting of the stockholders of the Company called to adopt of the Merger Agreement by the Required Company Vote or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, and at every adjournment or postponement thereof, such Stockholder shall, or shall cause the holder of record on any applicable record date to, appear or otherwise cause such Stockholder’s Subject Shares and Company Restricted Shares, without duplicate counting as Subject Shares once vested, to be counted as present for purposes of establishing a quorum at any such meeting of the Company Stockholders and vote such Stockholder’s Subject Shares and Company Restricted Shares, without duplicate counting as Subject Shares once vested (the “Vote Shares”), (i) in favor of (A) the adoption and approval of the Merger Agreement and the transactions contemplated thereunder, and (B) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the adoption and approval of the Merger Agreement and the transactions contemplated thereby on the date on which such meeting is held, (ii) against (A) any action or agreement which would in any material respect impede, interfere with or prevent the Merger, including, but not limited to, any other extraordinary corporate transaction, including, a merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company and any Person (other than Parent or its Affiliates), or any other proposal of any Person (other than Parent or its Affiliates) to acquire the Company or all or substantially all of the assets thereof, (B) any Acquisition Proposal or (C) any action, proposal, transaction or agreement that would reasonably be expected to result in the failure of any conditions contained in Sections 7.1 and 7.2 of the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement and/or (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company Stockholders.

3.2          No Transfer; No Inconsistent Arrangements. Except as provided hereunder (including pursuant to Section 3.1) or under the Merger Agreement, such Stockholder shall not, directly or indirectly, (i) except for already existing liens pledged to secure personal credit lines or loans, which liens and pledges will be released not later than the time such Subject Shares are tenedered pursuant to the transactions contemplated by the Merger Agreement, create or permit to exist any Lien, other than Permitted Encumbrances, on any or all of such Stockholder’s Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares, (ii) except as otherwise permitted below, transfer, sell, assign, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any or all of such Stockholder’s Equity Securities in the Company, including any Subject Shares, Company Stock Options, and Company Restricted Shares or any right or interest therein (or consent to any of the foregoing), (iii) except as otherwise permitted below, enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of such Stockholder’s Subject Shares and, if applicable, Company Stock Options, and Company Restricted Shares, or any right or interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of such Stockholder’s Subject Shares and, if applicable, Company Stock Options and Company Restricted Shares, (v) deposit or permit the deposit of any or all of such Stockholder’s Equity Securities in the Company, including any Subject Shares, into a voting trust or enter into a voting agreement or arrangement with respect to any of such Equity Securities, including the Subject Shares, or (vi) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any or all of such Stockholder’s Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares shall occur (including, if applicable, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Such Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any Equity Securities in the Company for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares and, if applicable, Company Stock Options, Company Restricted Shares and any rights or interests therein in each of the foregoing (a) to any “Permitted Transferee” (as defined below), in which case the Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares shall continue to be bound by this Agreement and provided that any such Permitted Transferee agrees in writing to be bound by the terms and conditions of this Agreement prior to the consummation of any such Transfer; (b) with respect to any Company Stock Options or Company Restricted Shares which expire on or prior to an applicable Expiration Date, to the Company for purpose of a net exercise permitted under the documents related to such Company Stock Options or Company Restricted Shares (pursuant to which any Shares issued by the Company would be Subject Shares); or (c) as Parent may otherwise agree in writing in its sole discretion. If so requested by Parent, such Stockholder agrees that the Subject Shares and, if applicable, Company Stock Options or Company Restricted Shares shall bear a legend stating that the respective Subject Shares, Company Stock Options or Company Restricted Shares are subject to this Agreement, provided such legend shall be removed if the Merger Agreement is terminated prior to Effective Time or if this Agreement is otherwise terminated in accordance with the terms hereof. A “Permitted Transferee” means, with respect to any Stockholder, (i) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild, or adopted grandchild of such Stockholder or a former spouse who is entitled to such transfer pursuant to the terms of a domestic relations order, (ii) any charitable organization described in Section 170(c) of the Code, (iii) any trust, the beneficiaries of which include only one or more of the Persons named in clause (i) or (ii) of this definition, or (iv) any corporation, limited liability company, or partnership, the stockholders, members, and general or limited partners of which include only the Persons named in clause (i) or (ii) of this definition.

3.3          No Exercise of Appraisal Rights; Actions. Such Stockholder (i) waives and agrees not to exercise any appraisal rights in accordance with Section 262 of the DGCL in respect of such Stockholder’s Subject Shares that may arise with respect to the Merger and (ii) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Subsidiary, Parent Related Parties the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

3.4          Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent, which consent shall not be unreasonably withheld or delayed. Such Stockholder consents to and hereby authorizes Parent and Merger Subsidiary to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Subsidiary reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares and/or, if applicable, Company Stock Options or Company Restricted Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Merger Subsidiary may in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

3.5          No Solicitation.

(a)           Such Stockholder shall not, nor shall such Stockholder authorize or permit any of such Stockholder’s Representatives to, directly or indirectly, (a) solicit, initiate, knowingly facilitate or knowingly encourage the submission or announcement of any Acquisition Proposal or any inquiries with respect to the submission or announcement of any Acquisition Proposal or (b) except to the extent directed to do so by the Board of Directors of the Company to the extent permitted in the Merger Agreement, participate in discussions or negotiations regarding, or furnish any non-public information relating to, the Company or any of its Subsidiaries with respect to, or otherwise cooperate in any way with, any effort or attempt by any Person (other than Parent or its Affiliates) to make an inquiry in respect of or make any proposal or offer that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, except as permitted by the Merger Agreement.

(b)           Except to the extent directed to do so by the Board of Directors of the Company to the extent permitted in the Merger Agreement, such Stockholder shall and shall instruct its representatives immediately cease and terminate any existing solicitations, discussions, negotiations or other activity with any Person (other than Parent or its Affiliates) being conducted with respect to any Acquisition Proposal or inquiry that may reasonably be expected to lead to, any Acquisition Proposal on the date hereof.

3.6          Adjustments. In the event (a) of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares or (b) that such Stockholder shall become the beneficial owner of any additional shares of Shares, then the terms of this Agreement shall apply to the Shares held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder. In the event that any such Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 3.1 hereof, then the terms of Section 3.1 hereof shall apply to such other securities as though they were Subject Shares hereunder.

ARTICLE IV.

MISCELLANEOUS

4.1          Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) on the date sent by facsimile or by email of a PDF document (with written confirmation of transmission) if sent during the normal business hours of the recipient and the next Business Day if sent after the normal business hours of the recipient, or (iii) one Business Day following the day sent by nationally recognized overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision.

(a)           if to Parent, to:

Hotspurs Holdings LLC

8500 Normandale Lake Blvd., Suite 1500

Minneapolis, MN 55437

Attn: Jeff Thuringer

Phone: 952-646-2071

Fax: 952-893-9613

E-Mail: jthuringer@varde.com

(b)           if to Stockholder, to:

FirstCity Financial Corporation

6400 Imperial Drive

Waco, TX 76712

Attn: James Sartain

Telephone: 254-761-2800

Facsimile: 254-761-2950

E-Mail: jsartain@fcfc.com

or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto.

4.2          Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the Stockholder pursuant to the Merger Agreement as in effect on the date hereof, and (iv) the mutual written consent of all of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 4.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article IV shall survive any termination of this Agreement.

4.3          Amendments and Waivers.

(a)           Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Stockholder, Parent or, in the case of a waiver, by the party against whom the waiver is to be effective.

(b)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  Parent shall not waive or amend any provision of any other Support Agreement, dated as of the date hereof, by and between the Parent and any other stockholder of the Company in a manner which is more favorable to such stockholder unless an equivalent amendment or waiver is offered to the Stockholder for its approval under this Agreement.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

4.4          Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

4.5          Binding Effect; Survival; Benefit; Assignment.

(a)           The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

(b)           The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time.  This Section 4.5 shall not limit any covenant or agreement of the parties to this Agreement which, by its terms, contemplates performance after the Effective Time.

(c)           The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, except as otherwise permitted by Section 1.3, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto (and which transfer by any party shall not relieve such party of their obligations hereunder in the event of a breach by their transferee).

4.6          Governing Law; Venue.

(a)           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of law hereof.

(b)           The parties hereto, on their behalf and on behalf of their respective Affiliates, irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if such Court or the Delaware Supreme Court determines that the Court of Chancery does not have or should not exercise subject matter jurisdiction over such matter, the Superior Court of the State of Delaware) and the federal Courts of the United States of America located in the State of Delaware (and of the appropriate appellate Courts therefrom) in connection with any dispute arising out of, in connection with, in respect of, or in any way relating to:

(i) the negotiation, execution and performance of this Agreement and the transactions contemplated hereby;

(ii) the interpretation and enforcement of the provisions of this Agreement and the documents referred to in this Agreement, or

(iii) any actions of or omissions by any Covered Party (as defined below) in any way connected with, related to or giving rise to any of the foregoing matters (the foregoing clauses (i), (ii) and (iii) collectively, the “Covered Matters”), and hereby waive, and agree not to assert as a defense in any Legal Proceeding with regard to or involving a Covered Matter, that such Legal Proceeding may not be brought or is not maintainable in said Courts or that venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such Courts, and the parties hereto, on their behalf and on behalf of their respective Affiliates, irrevocably agree that all claims with respect to such Legal Proceeding shall be heard and determined exclusively by such a Delaware state or federal Court.  The parties hereto, on their behalf and on behalf of their respective Affiliates, hereby consent to and grant any such Court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with such Legal Proceeding in the manner provided in Section 4.1 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

(c)           In addition, by entering into this Agreement, each party hereto, on their behalf and, to the fullest extent permissible by applicable Law, on behalf of their respective equityholders, partners, members, directors, Affiliates, officers or agents, as the case may be, covenants, agrees and acknowledges, that it shall not bring any Legal Proceeding (regardless of the legal theory or claim involved or the procedural nature of any such Legal Proceeding) with regard to any Covered Matter against any Covered Party, other than the parties hereto.

(d)           The parties hereto acknowledge and agree that (i) the agreements contained in this Section 4.6 are an integral part of this Agreement and the transactions contemplated hereby, and that, without these agreements, the parties would not enter into this Agreement, (ii) any breach of this Section 4.6 would result in irreparable harm and that monetary damages would not be a sufficient remedy for any such breach and (iii) that any breach of this Section 4.6 will be deemed a material breach of this Agreement.  Accordingly, each Covered Party shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach by a party (or any affiliate of such party) and in case of any such breach, the non-breaching party shall be excused from its performance obligations under this Agreement.

For the purposes of this Section 4.6, “Covered Party” shall mean (i) any party hereto, (ii) any such parties’ officers, directors, agents, managers, employees, or Affiliates or (iii) any officer, director, agent, or employee of any such Person, all of whom are intended third party beneficiaries of this Section 4.6.

4.7          Counterparts; Delivery by Facsimile or Email. This Agreement may be signed in any number of counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

4.8          Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement.  No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto.  Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder except for Section 4.6, which is intended for the benefit of the Covered Parties.  Except as otherwise expressly provided in this Agreement, this Agreement may be enforced only against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may be made only against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, equityholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby or any claim related to tort or contract theories of Law.

4.9          Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other terms and provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

4.10        Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof on a timely basis or were otherwise breached.  It is accordingly agreed that, subject to the provisions of this Section 4.10, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, in the Federal Court of the United States of America sitting in the State of Delaware), without proof of actual damages or otherwise.  This right is in addition to any other remedy at law or in equity.  The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

4.11        Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

4.12        Mutual Drafting. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

4.13        Further Assurances. Parent and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

4.14        Interpretation. In this Agreement, unless otherwise specified, the following rules of interpretation apply:

(a)           references to Articles, Sections, Exhibits, clauses and Parties are references to sections or sub-sections, exhibits and clauses of, and parties to, this Agreement;

(b)           references to any Person include references to such Person’s successors and permitted assigns;

(c)           words importing the singular include the plural and vice versa;

(d)           words importing one gender include the other gender;

(e)           references to the word “including” shall be deemed to be followed by the words “without limitation” in each case where such words do not follow the word “including”;

(f)            the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(g)           references to “$” or “dollars” refer to U.S. dollars; and

(h)           “or” is not exclusive;

(i)            a defined term has its defined meaning throughout this Agreement and in each Exhibit and Schedule to this Agreement, regardless of whether it appears before or after the place where it is defined.

4.15        Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in such Stockholder’s capacity as an officer or director of the Company or any other capacity and this Agreement shall not limit or otherwise affect the actions of such Stockholder or any affiliate, employee or designee of such Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of the Company, including in the exercise of such person’s fiduciary duties as a director or officer of the Company.

4.16        No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto, and (ii) this Agreement is executed by all parties hereto.

4.17        No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Subsidiary any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares, Company Stock Options or Company Restricted Shares, as applicable. All rights, ownership and economic benefits of and relating to the Subject Shares, Company Stock Options or Company Restricted Shares, as applicable, shall remain vested in and belong to each applicable Stockholder, and neither Parent nor Merger Subsidiary shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Shares, except as otherwise provided herein.

4.18        Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

4.19        Confidentiality. This Agreement shall be treated as strictly confidential and is being provided by the Stockholder solely in connection with the Merger Agreement and the transactions contemplated thereby. This Agreement may not be used, circulated, quoted or otherwise referred to in any document, except with the written consent of Parent. Notwithstanding the foregoing, this Agreement may be provided to the Stockholder’s advisors who have been directed to treat this Agreement as confidential, and the Stockholder shall cause such advisors to so treat this Agreement as confidential, and this Agreement may be disclosed as required by applicable law.

4.20        Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HOTSPURS HOLDINGS LLC

By:	/s/ Jason R. Spaeth
Name:	Jason R. Spaeth
Title:	President and Chief Executive Officer

Signatures continue on the following page

Signature page to Support Agreement

/s/ William P. Hendry
Name: William P. Hendry

Signature page to Support Agreement

/s/ Dane Fulmer
Name: Dane Fulmer

Signature page to Support Agreement

/s/ F. Clayton Miller
Name: F. Clayton Miller

Signature page to Support Agreement

/s/ James T. Sartain
Name: James T. Sartain

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of James T. Sartain, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 20, 2012

/s/ Deborah Sartain
Name: Debbie Sartain

Signature page to Support Agreement

/s/ J. Bryan Baker
Name: J. Bryan Baker

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of J. Bryan Baker, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 20, 2012

/s/ Suzanne Baker
Name: Suzanne Baker

Signature page to Support Agreement

/s/ Jim W. Moore
Name: Jim W. Moore

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of Jim W. Moore, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 20, 2012

/s/ Marilyn Moore
Name: Marilyn Moore

Signature page to Support Agreement

/s/ Terry DeWitt
Name: Terry DeWitt

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of Terry DeWitt, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 20, 2012

/s/ Susan DeWitt
Name: Susan DeWitt

Signature page to Support Agreement

/s/ Mark B. Horrell
Name: Mark Horrell

All of my stock owned in First City Financial Corp. is separate property owned by me.

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of Mark Horrell, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 20, 2012

/s/ Ellen Horrell
Name: Ellen Horrell

Signature page to Support Agreement

/s/ James C. Holmes
Name: James Holmes

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of James Holmes, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 20, 2012

/s/ Cindy Holmes
Name: Cindy Holmes

Signature page to Support Agreement

/s/ C. Ivan Wilson
Name: C. Ivan Wilson

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of C. Ivan Wilson, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 20, 2012

/s/ Lola Wilson
Name: Lola Wilson

Signature page to Support Agreement

/s/ Richard E. Bean
Name: Richard E. Bean

All of my stock owned in First City Financial Corp. is separate property owned by me.

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of Richard E. Bean, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 20, 2012

Name: Dorothy Bean

Signature page to Support Agreement

/s/ Robert E. Garrison II
Name: Robert E. Garrison II

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of Robert E. Garrison II, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 20, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 19, 2012

/s/ Patti Garrison
Name: Patti Garrison

Signature page to Support Agreement

/s/ D. Michael Hunter
Name: D. Michael Hunter

Spousal Consent

The undersigned represents that (1) the undersigned is the spouse of D. Michael Hunter, (2) that the undersigned is familiar with the terms of the SUPPORT AGREEMENT (the “Agreement”), dated as of December 19, 2012, by and among Hotspurs Holdings LLC, a Delaware limited liability company (“Parent”), and the certain stockholders, including the undersigned’s spouse, of FirstCity Financial Corporation, a Delaware corporation (the “Company”), listed on Exhibit A thereto, and that the undersigned has had an opportunity to consult legal counsel of the undersigned’s choice to review drafts of the Agreement and the Merger Agreement and to advise the undersigned with respect thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned shall not take any action that would (1) have the effect of impairing the ability of the undersigned’s spouse to perform the undersigned’s spouse’s obligations under the Agreement or prevent or delay the consummation of the transactions contemplated under Agreement or (2) result in the Agreement not constituting the valid and binding obligation of the undersigned’s spouse, enforceable against the undersigned’s spouse in accordance with its terms.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December 19, 2012

/s/ Mary Hunter
Name: Mary Hunter

Signature page to Support Agreement